Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 to 15(d) of the
                  Securities Exchange Act 1934


                  Date of Report March 26, 1996
                (Date of earliest event reported)



                     CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                  1-9874               94-2213782
          (State of other  (Commission File  (IRS Employer
           jurisdiction of       Number)      Identification No.)
           incorporation)



 302 South 36th Street, Suite 400,       Omaha, NE        68131
  (Address of principal executive offices)               Zip Code




Registrant's Telephone Number, including area code:(402) 341-4500


                               N/A



Item 5.  Other Events

On March 26, 1996, the Registrant announced that it has officially changed its corporate name to CalEnergy Company, Inc. A copy of the press release issued by the Registrant is set forth as Exhibit 1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated March 26, 1996.





                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.




                              By: \s\ Douglas L. Anderson
                               Douglas L. Anderson
                               Assistant Secretary


Dated: March 26, 1996


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CalEnergy Company, Inc.



                              By: ______________________________
                                      Douglas L. Anderson
                                      Assistant Secretary



Dated: March 26, 1996